UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2019

GIGCAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2479 E. Bayshore Rd., Suite 200 Palo Alto, CA	94303
(Address of Principal Executive Offices)	(Zip Code)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on March 6, 2019, GigCapital, Inc., a Delaware corporation (the “Company”) issued four unsecured promissory notes (each, a “Note” and collectively the “Notes”) in the aggregate principal amount of $1,437,500.00, representing $0.10 per public share, as follows: (i) $1,046,044.70 issued to GigAcquisitions, LLC, a Delaware limited liability company (our “Sponsor”), (ii) $261,015.57 to Cowen Investments LLC, a Delaware limited liability company (“Cowen Investments”), (iii) $117,395.49 to Irwin Silverberg, an individual and affiliate of Cowen Investments (“Silverberg”) and (iv) $13,044.23 to Jeffrey Bernstein, an individual and affiliate of Cowen Investments (“Bernstein”, and collectively with Sponsor, Cowen Investments, and Silverberg, our “Founders”). The Founders deposited such funds into the Company’s trust account (the “Trust Account”), as described in the prospectus filed by the Company in connection with the Company’s initial public offering. As a result, the period of time the Company has to consummate its previously announced business combination was extended by three months to June 12, 2019. The Notes bear no interest and are repayable in full upon the consummation of the Company’s previously announced business combination disclosed in its Current Report on Form 8-K as filed with the Securities and Exchange Commission on February 26, 2019.

On April 18, 2019, at the request of Cowen Investments, the Note issued to Cowen Investments was cancelled by the Company and reissued to Cowen Investments II LLC (“Cowen II”), an affiliate of Cowen Investments (the “Cowen II Note”). Such reissuance was permitted by the terms of the original Note issued to Cowen Investments. The terms of the Cowen II Note are otherwise identical in all respects to the original Note issued to Cowen Investments, with the exception of the date of issuance.

A copy of the Cowen II Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Cowen II Note.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Promissory Note dated April 18, 2019 issued in favor of Cowen Investments II LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2019

By:	/s/ Dr. Avi S. Katz
Name:	Dr. Avi S. Katz
Title:	Chief Executive Officer, President and
Executive Chairman of the GigCapital, Inc. Board